SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                             ------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)          January 31, 2001
                                                ------------------------------


                         Bath National Corporation
------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in Charter)



     New York                     0-20142                     16-1185097
------------------------------------------------------------------------------
(State or Other Jurisdiction  (Commission                (IRS Employer
  of Incorporation)             File Number)               Identification No.)



44 Liberty Street, Bath, New York                              14810
------------------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)




                              (607) 776-9661
------------------------------------------------------------------------------
         (Registrant's telephone number, including area code)



                                Not Applicable
------------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



Item 5.  OTHER EVENTS

         On January 31, 2001, the shareholders of Bath National Corporation approved the Agreement and Plan of Merger with Financial Institutions, Inc. pursuant to which Bath National Corporation will merge with Financial Institutions, Inc. The results were announced by Bath National Corporation pursuant to the press release attached hereto as Exhibit 99.1 which is incorporated herein by reference thereto.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  The following exhibits are included with this Report:


              Exhibit 99.1            Press Release dated January 31, 2001





                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BATH NATIONAL CORPORATION



                                         By:   /s/ Douglas L. McCabe
                                               ---------------------
                                               Douglas L. McCabe
                                               President

Date: January 31, 2001












                                     -2-